UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): June 17, 2014

USEC Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Democracy Center
6903 Rockledge Drive
Bethesda, MD 20817
(301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Framework Agreement

United States Enrichment Corporation (“Enrichment”), a wholly owned subsidiary of USEC Inc. (“USEC” or the “Company”) leases portions of the Paducah Gaseous Diffusion Plant (“Paducah GDP”) from the U.S. Department of Energy (“DOE”) pursuant to a lease agreement with DOE dated as of July 1, 1993 (“GDP Lease”). On May 24, 2013, we announced that we were not able to conclude a deal for the short-term extension of uranium enrichment at the Paducah GDP. We ceased uranium enrichment at the end of May 2013. Since that time we have continued limited operations at the Paducah GDP in order to manage inventory, continue to meet customer orders and to meet the turnover requirements of our lease with DOE. We have completed repackaging existing inventory and are transferring our inventory to off-site locations to meet future customer orders. We have been in discussions with DOE regarding the timing of our de-lease of the Paducah GDP from DOE. On August 1, 2013, we provided notice to DOE exercising our rights to terminate the GDP Lease with respect to the Paducah GDP upon two years prior notice as permitted under the lease.

On June 17, 2014, Enrichment signed an agreement with DOE establishing a framework (the “Framework Agreement”) for the orderly de-lease and return of the Paducah GDP in accordance with the GDP Lease. The Framework Agreement provides for the de-lease and return of the leased areas at the Paducah GDP on October 1, 2014, conditioned upon: (i) DOE’s new deactivation contractor at Paducah completing mobilization and being ready to take control of the entire leased areas, including the ability to safely and securely manage the leased areas following their return to DOE; (ii) sufficient funding being appropriated for the deactivation contractor and DOE to perform activities necessary to enable DOE to accept the leased areas in accordance with applicable laws and regulations; and (iii) USEC complying with the agreed to plan to meet the GDP Lease turnover requirements at the Paducah GDP. To the extent these conditions have not been satisfied by October 1, the return of the leased areas will be completed as quickly as possible after October 1, 2014, on a date mutually agreed to by DOE and Enrichment. Under the terms of the Framework Agreement, Enrichment has agreed to complete certain activities to accomplish the turnover of leased areas in accordance with the GDP Lease and DOE has agreed to accept such areas and certain materials and other personal property in accordance with the GDP Lease. The Framework Agreement, the de-lease of areas at the Paducah GDP, and the termination of the GDP Lease with respect to the Paducah GDP do not affect the Company’s right to lease portions of the DOE-owned site in Piketon, Ohio needed for the American Centrifuge program..

The Company, or its subsidiaries, are also a party to a number of other agreements or arrangements with the U.S. government, as described in the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q.

Item 7.01 Regulation FD Disclosure.

As previously reported on Form 8-K, on March 5, 2014 (the “Petition Date”), the Company filed a voluntary petition seeking reorganization relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court” and such case, the “Bankruptcy Case”). The Bankruptcy Case is being administered under the caption “In re: USEC Inc., Debtor” Case No. 14-10475. The Company’s subsidiaries (collectively, the “Non-Filing Entities”), including the United States Enrichment Corporation which is USEC’s primary operating subsidiary, are not debtors in the Bankruptcy Case. The Company will continue to operate its business as “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court. The Non-Filing Entities will continue to operate in the ordinary course of business.

The Company had previously filed with the Bankruptcy Court on the Petition Date, a proposed plan of reorganization of the Company, along with a related proposed draft disclosure statement. On June 19, 2014, the Company filed with the Bankruptcy Court an amended proposed draft disclosure statement (the “Disclosure Statement”), along with a revised proposed plan of reorganization (the “Plan”). A copy of the Disclosure S tatement, which includes the Plan as an appendix, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company intends to move forward as quickly as possible to obtain approval of the Disclosure Statement and to solicit votes on the Plan. The Plan and Disclosure Statement remain subject to review, amendment and approval of the Bankruptcy Court.

Additional information on the Bankruptcy Case, including access to documents filed with the Bankruptcy Court and general information about the Bankruptcy Case is available at http://www.deb.uscourts.gov the website of the Bankruptcy Court and at www.loganandco.com, the website for the Company’s claims and noticing agent, under client name “USEC Inc.” The information contained on the foregoing websites is not incorporated by reference into this Current Report on Form 8-K.

The information in this item 7.01 is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by USEC or any related entity under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference therein. By filing this Current Report on Form 8-K and furnishing this information, USEC makes no admission as to the materiality of any information in Item 7.01 of this report.

This current report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 - that is, statements related to future events. In this context, forward-looking statements may address our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “will” and other words of similar meaning. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For USEC, particular risks and uncertainties that could cause our actual future results to differ materially from those expressed in our forward-looking statements include, but are not limited to the impact of and risks related to USEC Inc.'s “pre-arranged” case under Chapter 11 of the bankruptcy code including risks related to obtaining approval and confirmation of USEC Inc.’s plan of reorganization, the impact of any delay or inability in obtaining such confirmation, the impact of a potential de-listing of our common stock on the NYSE, and the impact of our restructuring on the holders of our common stock, preferred stock and convertible notes; risks related to the ongoing transition of our business, including the impact of our ceasing enrichment at the Paducah gaseous diffusion plant and uncertainty regarding our ability to deploy the American Centrifuge project; risks related to the underfunding of our defined benefit pension plans and potential actions the Pension Benefit Guarantee Corporation could pursue in connection with ceasing enrichment at the gaseous diffusion plants or with any demobilization or termination of the American Centrifuge project; the impact of uncertainty regarding our ability to continue as a going concern on our liquidity and prospects; our ability to implement the agreement with the U.S. Department of Energy (“DOE”) regarding the transition of the Paducah gaseous diffusion plant and uncertainties regarding the transition costs and other impacts of USEC ceasing enrichment at the Paducah gaseous diffusion plant and returning the plant to DOE; the continued impact of the March 2011 earthquake and tsunami in Japan on the nuclear industry and on our business, results of operations and prospects; the impact and potential extended duration of the current supply/demand imbalance in the market for low enriched uranium (“LEU”); the impact of enrichment market conditions, the potential for DOE to seek to terminate or exercise its remedies under the 2002 DOE-USEC agreement; risks related to our ability to manage our liquidity without a credit facility; our dependence on deliveries of LEU from Russia under a commercial supply agreement (the “Russian Supply Agreement”) with a Russian government entity known as Techsnabexport (“TENEX”) and limitations on our ability to import the Russian LEU we buy under the Russian Supply Agreement into the United States and other countries; risks related to actions that may be taken by the U.S. Government, the Russian Government or other governments that could affect our ability or the ability of TENEX to perform the Russian Supply Agreement, including the imposition of sanctions, restrictions or other requirements; risks related to our ability to sell the LEU we procure under our fixed purchase obligations under the Russian Supply Agreement; the decrease or elimination of duties charged on imports of foreign-produced LEU; pricing trends and demand in the uranium and enrichment markets and their impact on our profitability; movement and timing of customer orders; changes to, or termination of, our agreements with the U.S. government; risks related to delays in payment for our contract services work performed for DOE, including our ability to resolve certified claims for payment filed by USEC under the Contracts Dispute Act; the impact of government regulation by DOE and the U.S. Nuclear Regulatory Commission; the outcome of legal proceedings and other contingencies

(including lawsuits and government investigations or audits); the competitive environment for our products and services; changes in the nuclear energy industry; the impact of volatile financial market conditions on our business, liquidity, prospects, pension assets and credit and insurance facilities; the timing of recognition of previously deferred revenue; and other risks and uncertainties discussed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and quarterly reports on Form 10-Q, which are available on our website www.usec.com. We do not undertake to update our forward-looking statements except as required by law.

Item 9.01 Exhibits

(d)    Exhibits

Exhibit Number	Description

99.1	Proposed Disclosure Statement With Respect To Plan Of Reorganization Of USEC Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

USEC Inc.

June 20, 2014	By:	/s/ John C. Barpoulis
John C. Barpoulis
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Proposed Disclosure Statement With Respect To Plan Of Reorganization Of USEC Inc.